EXHIBIT 99

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER OF OVERSEAS SHIPHOLDING GROUP, INC.

Each of the undersigned, the Chief Executive Officer and the Chief Financial Officer of Overseas Shipholding Group, Inc. (the "Company"), hereby certifies, to the best of his knowledge and belief, that the Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "Periodic Report") accompanying this certification fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company. This certification is provided solely for purposes of complying with the provisions of Section 906 of the Sarbanes-Oxley Act and is not intended to be used for any other purpose.

OVERSEAS SHIPHOLDING GROUP, INC.
(Registrant)

Date: August 12, 2002	s/MORTON P. HYMAN
Morton P. Hyman
Chief Executive Officer

Date: August 12, 2002	s/MYLES R. ITKIN
Myles R. Itkin
Chief Financial Officer